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                                                                    EXHIBIT 10.2

                                PLEDGE AMENDMENT
                                ----------------


     This Pledge Amendment, dated as of April 13, 2001 is delivered pursuant to
Section 6(d) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated October 31, 2000 by the undersigned, as Pledgor, to General Electric Capital Corporation, individually and as Agent for the Lenders, and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.

                            WWT, INC.

                            By:    /s/ Peter G. Michielutti
                               ------------------------------------------

                            Name:  Peter G. Michielutti
                                 ----------------------------------------

                            Title: Senior Vice President and Chief
                                   Financial Officer
                                  ---------------------------------------


    Name and                              Class       Certificate      Number
Address of Pledgor   Issuer              of Stock      Number(s)     of Shares
------------------   ------              --------     -----------    ---------
WWT, Inc.            Bentley's Luggage   Common            2           1,000
                     Corp.